                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-6441
                                  ----------------------------------------------

                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                             64111
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                --------------------------------

Date of fiscal year end:     DECEMBER 31
                         -------------------------------------------------------

Date of reporting period:    DECEMBER 31, 2004
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

DECEMBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

International Bond Fund

[american century investments logo and text logo]

Table of Contents

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the International Bond fund for the 12 months ended December 31, 2004.

This report contains information that can help you monitor your investment.
You'll find details about your fund's return and holdings as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.
We also have many informative resources available in the Education & Planning section of our site to help you with your investment strategy.

Your next shareholder report for this fund will be the semiannual report dated
June 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD
      WITH JAMES E. STOWERS, JR.

------

International Bond - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2004
                                    --------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE     INCEPTION
                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              13.10%   10.24%      7.91%     7.65%       1/7/92
--------------------------------------------------------------------------------
FUND BENCHMARK              14.39%   11.50%      8.81%     8.12%(1)       --
--------------------------------------------------------------------------------
J.P. MORGAN GLOBAL TRADED
GOVERNMENT BOND INDEX       10.11%    8.85%      7.76%     7.34%(1)       --
--------------------------------------------------------------------------------
Institutional Class           --       --         --      15.25%(2)    8/2/04
--------------------------------------------------------------------------------
Advisor Class               12.93%    9.99%       --       6.43%      10/27/98
--------------------------------------------------------------------------------

(1) Since 12/31/91, the date nearest the Investor Class's inception for which data are available.

(2) Returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1,
1998, the fund benchmark has been the J.P. Morgan Global Traded Government Bond
Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------

International Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
--------------------------------------------------------------------------------------------------
                  1995   1996    1997    1998     1999     2000    2001    2002    2003    2004
--------------------------------------------------------------------------------------------------
Investor Class   24.40%  6.38%  -5.88%  17.87%  -10.36%   -1.20%  -1.66%  23.53%  19.91%  13.10%
--------------------------------------------------------------------------------------------------
Fund benchmark   25.65%  5.98%  -5.33%  18.49%   -9.61%   -0.23%  -1.16%  25.26%  21.97%  14.39%
--------------------------------------------------------------------------------------------------
J.P. Morgan
Global Traded
Government
Bond Index       19.31%  4.40%   1.40%  15.31%   -5.08%    2.32%  -0.80%  19.37%  14.53%  10.11%
--------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1,
1998, the fund benchmark has been the J.P. Morgan Global Traded Government Bond
Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

International Bond - Portfolio Commentary

PORTFOLIO MANAGER: JULIAN LE BERON

PERFORMANCE SUMMARY

International Bond returned 13.10%* for the 12 months ended December 31, 2004.
By comparison, the fund's benchmark returned 14.39%. (Please see pages 2 and 3.)
Unlike the fund benchmark, fees reduce International Bond's returns.

International bonds faced challenging conditions during the first half of 2004, but the last half of the year was a very different story as global economic growth moderated. International Bond produced an appealing return in that environment, and we discuss the strategies that we employed for the portfolio later on in this commentary.

ECONOMIC PERSPECTIVE

Global economic growth remained fairly robust during 2004, although slowing from the uncommonly swift early year expansion that took place in spite of higher commodity prices, terrorism-related concerns, and unsettled times in the Middle
East. Although crude oil prices finished out 2004 at significantly elevated levels, the further decline in December helped to mitigate the dampening effect on economic activity.

The 12-nation euro zone provided a prime example as the region's economy continued to expand, but at a slower rate as higher oil prices dampened consumer spending. Economic activity in the euro zone increased at a seasonally adjusted
0.7% during the first quarter, but tapered off to 0.3% by the third quarter (the most recently measured quarter currently available). Longer-term inflationary pressures appeared largely under control amid that backdrop, giving the European
Central Bank room to keep its short-term interest rate benchmark at 2.00%.

Other European countries faced slower-growth scenarios, too. In the United
Kingdom, economic activity slowed noticeably amid fewer exports and less investment. The U.K.'s economy expanded at a seasonally adjusted 0.5% during the third quarter, down from 0.7% during the year's first three months. Sweden's economy remained comparatively vibrant, however, growing by a seasonally adjusted 0.9% during the first and third quarters.

In Japan, the economic recovery slowed amid still-present deflationary pressures and signs of weak activity in both manufacturing and service sectors. For the third quarter of 2004, Japan's economy grew by a seasonally adjusted 0.1%, down substantially from the first quarter's 1.9%.

BOND AND CURRENCY PERSPECTIVE

Government-issued international bonds performed well. In local-currency terms, benchmark bond indexes from Italy (a member of the euro zone) and Sweden returned approximately 8.6%, while bond indexes for France and Germany (also members of the euro zone) produced returns of 7.5% and 7.4%, respectively. By comparison,

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/04              12/31/03
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   8.4 yrs               7.2 yrs
--------------------------------------------------------------------------------
Average Duration
(Modified)                                 5.9 yrs               5.1 yrs
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------

International Bond - Portfolio Commentary

local-currency benchmark bond indexes for the U.K. and Japan returned approximately 6.6% and 1.3%, respectively.

Once converted into U.S. dollars, those bond returns increased substantially.
Helped along by a sharp decrease in demand from overseas investors late in the year, the dollar fell approximately 7.8% versus the euro in 2004, 8.3% against the krona, 7.3% compared with pound sterling, and 4.6% versus the yen.

PORTFOLIO STRATEGIES

On the portfolio front, we used the forward currency market to adjust
International Bond's foreign-exchange positions, which we consider separately from bond allocations. For example, we increased pound sterling exposure toward year-end due to our expectations for better economic news out of the U.K. That played out as we hoped, with the pound rallying by more than 6.0% versus the dollar during last year's final quarter.

From a bond standpoint, we added Japanese government debt securities during the latter half of 2004 due to concern that they might rally if Japan's economic prospects appeared to diminish. Although we were largely on track regarding late-year economic news, Japanese government bonds posted very limited returns.

We also increased our holdings of bonds from the euro zone during 2004's final six months because we believe their prospects are favorable in light of the region's current economic, interest rate, and legislative climate. Meanwhile, we decreased the portfolio's holdings of U.K. government bonds, believing that what might help the pound could also depress the value of Gilts (U.K. government bonds).

Finally, we maintained the portfolio's overweight position--compared with the benchmark--in non-government fixed-income securities, and kept on the lookout for European corporate bonds and mortgage-backed securities in particular.

OUR COMMITMENT

We remain committed to seeking a high total return by investing in high-quality non-dollar-denominated government and corporate debt securities outside the U.S.
And we'll attempt to do so by employing a combination of fundamental research and bond and currency valuation models.

BOND HOLDINGS BY COUNTRY
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          12/31/04               6/30/04
--------------------------------------------------------------------------------
Germany*                                    27.6%                 22.3%
--------------------------------------------------------------------------------
France*                                     22.9%                 13.8%
--------------------------------------------------------------------------------
Japan                                        8.9%                  4.7%
--------------------------------------------------------------------------------
Netherlands*                                 6.8%                  4.4%
--------------------------------------------------------------------------------
Multi-National                               6.8%                  6.5%
--------------------------------------------------------------------------------
Spain*                                       4.5%                  4.4%
--------------------------------------------------------------------------------
Italy*                                       4.4%                  3.0%
--------------------------------------------------------------------------------
Belgium*                                     4.3%                  4.7%
--------------------------------------------------------------------------------
Austria*                                     2.5%                  4.5%
--------------------------------------------------------------------------------
Denmark                                      2.4%                  3.5%
--------------------------------------------------------------------------------
Sweden                                       1.9%                  2.7%
--------------------------------------------------------------------------------
Australia                                    1.1%                  1.2%
--------------------------------------------------------------------------------
Canada                                       0.5%                  2.0%
--------------------------------------------------------------------------------
United Kingdom                                --                   4.3%
--------------------------------------------------------------------------------
United States
(temporary cash
investments)                                 5.4%                 18.0%
--------------------------------------------------------------------------------

*These are euro zone member countries.

------

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                 EXPENSES PAID
                    BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                   ACCOUNT VALUE  ACCOUNT VALUE    7/1/04 --        EXPENSE
                      7/1/04        12/31/04        12/31/04        RATIO(1)
--------------------------------------------------------------------------------
INTERNATIONAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class        $1,000       $1,148.20        $4.48            0.83%
--------------------------------------------------------------------------------
Institutional Class   $1,000       $1,152.50(2)     $2.80(3)         0.63%
--------------------------------------------------------------------------------
Advisor Class         $1,000       $1,147.10        $5.83            1.08%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class        $1,000       $1,020.96        $4.22            0.83%
--------------------------------------------------------------------------------
Institutional Class   $1,000       $1,021.97(4)     $3.20(4)         0.63%
--------------------------------------------------------------------------------
Advisor Class         $1,000       $1,019.71        $5.48            1.08%
--------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2) Ending account value based on actual return from August 2, 2004
    (commencement of sale) through December 31, 2004.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 151, the number of days in the period from August 2, 2004
    (commencement of sale) through December 31, 2004, divided by 366, to reflect the period ended.  Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------

International Bond - Schedule of Investments

DECEMBER 31, 2004

Principal Amount                                                      Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS -- 67.7%

AUSTRALIA -- 1.1%
--------------------------------------------------------------------------------
AUD     13,100,000  Australia
                    Commonwealth,
                    7.50%, 9/15/09                               $   11,203,801
--------------------------------------------------------------------------------

AUSTRIA -- 2.4%
--------------------------------------------------------------------------------
EURO    18,150,000  Republic of Austria,
                    3.90%, 10/20/05                                  24,936,288
--------------------------------------------------------------------------------

BELGIUM -- 4.2%
--------------------------------------------------------------------------------
EURO    21,520,000  Kingdom of Belgium,
                    3.75%, 3/28/09                                   30,106,404
--------------------------------------------------------------------------------
EURO     7,010,000  Kingdom of Belgium,
                    8.00%, 3/28/15                                   12,960,401
--------------------------------------------------------------------------------
                                                                     43,066,805
--------------------------------------------------------------------------------

CANADA -- 0.5%
--------------------------------------------------------------------------------
EURO     3,500,000  Government of Canada,
                    4.875%, 7/7/08                                    5,068,516
--------------------------------------------------------------------------------

DENMARK -- 2.4%
--------------------------------------------------------------------------------
DKK     79,600,000  Kingdom of Denmark,
                    8.00%, 3/15/06                                   15,431,830
--------------------------------------------------------------------------------
DKK     42,000,000  Kingdom of Denmark,
                    6.00%, 11/15/09                                   8,631,626
--------------------------------------------------------------------------------
                                                                     24,063,456
--------------------------------------------------------------------------------

FRANCE -- 18.2%
--------------------------------------------------------------------------------
EURO    49,990,000  Government of France,
                    4.50%, 7/12/06                                   69,947,562
--------------------------------------------------------------------------------
EURO     7,200,000  Government of France,
                    4.00%, 4/25/09                                   10,178,695
--------------------------------------------------------------------------------
EURO     5,680,000  Government of France,
                    5.50%, 10/25/10                                   8,649,337
--------------------------------------------------------------------------------
EURO    15,910,000  Government of France,
                    4.00%, 4/25/14                                   22,204,806
--------------------------------------------------------------------------------
EURO    13,300,000  Government of France,
                    5.50%, 4/25/29                                   21,454,953
--------------------------------------------------------------------------------
EURO    31,470,000  Government of France,
                    5.75%, 10/25/32                                  52,810,151
--------------------------------------------------------------------------------
                                                                    185,245,504
--------------------------------------------------------------------------------

GERMANY -- 15.6%
--------------------------------------------------------------------------------
EURO     4,360,000  German Federal Republic,
                    4.50%, 8/18/06                                    6,108,553
--------------------------------------------------------------------------------
EURO     5,160,000  German Federal Republic,
                    3.25%, 4/17/09                                    7,082,097
--------------------------------------------------------------------------------
EURO    27,190,000  German Federal Republic,
                    5.25%, 7/4/10                                    40,763,171
--------------------------------------------------------------------------------
EURO    38,640,000  German Federal Republic,
                    4.50%, 1/4/13                                    56,015,371
--------------------------------------------------------------------------------
EURO     5,900,000  German Federal Republic,
                    6.25%, 1/4/24                                    10,234,412
--------------------------------------------------------------------------------
EURO    15,290,000  German Federal Republic,
                    5.625%, 1/4/28                                   24,952,330
--------------------------------------------------------------------------------
EURO     9,080,000  German Federal Republic,
                    4.75%, 7/4/34                                    13,269,680
--------------------------------------------------------------------------------
                                                                    158,425,614
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------

ITALY -- 4.2%
--------------------------------------------------------------------------------
EURO    22,490,000  Republic of Italy,
                    7.25%, 11/1/26                               $   43,296,696
--------------------------------------------------------------------------------

JAPAN -- 8.6%
--------------------------------------------------------------------------------
JPY  2,500,600,000  Government of Japan,
                    0.30%, 6/20/08                                   24,299,433
--------------------------------------------------------------------------------
JPY  4,475,000,000  Government of Japan,
                    1.50%, 12/20/14                                  43,807,495
--------------------------------------------------------------------------------
JPY  1,795,000,000  Government of Japan,
                    2.40%, 6/20/24                                   18,556,327
--------------------------------------------------------------------------------
JPY    150,000,000  Government of Japan,
                    2.10%, 9/20/24                                    1,480,046
--------------------------------------------------------------------------------
                                                                     88,143,301
--------------------------------------------------------------------------------

NETHERLANDS -- 4.2%
--------------------------------------------------------------------------------
EURO    12,780,000  Kingdom of Netherlands,
                    3.00%, 7/15/07                                   17,468,738
--------------------------------------------------------------------------------
EURO    17,170,000  Kingdom of Netherlands,
                    5.00%, 7/15/11                                   25,655,273
--------------------------------------------------------------------------------
                                                                     43,124,011
--------------------------------------------------------------------------------

SPAIN -- 4.4%
--------------------------------------------------------------------------------
EURO    11,680,000  Government of Spain,
                    4.25%, 10/31/07                                  16,499,196
--------------------------------------------------------------------------------
EURO    17,700,000  Government of Spain,
                    6.15%, 1/31/13                                   28,445,921
--------------------------------------------------------------------------------
                                                                     44,945,117
--------------------------------------------------------------------------------

SWEDEN -- 1.9%
--------------------------------------------------------------------------------
SEK     34,400,000  Kingdom of Sweden,
                    3.50%, 4/20/06                                    5,244,450
--------------------------------------------------------------------------------
SEK     84,700,000  Kingdom of Sweden,
                    6.50%, 5/5/08                                    14,127,737
--------------------------------------------------------------------------------
                                                                     19,372,187
--------------------------------------------------------------------------------

TOTAL GOVERNMENT BONDS
(Cost $607,982,196)                                                 690,891,296
--------------------------------------------------------------------------------

CORPORATE BONDS -- 24.4%

FRANCE -- 4.1%
--------------------------------------------------------------------------------
EURO    30,400,000  Dexia Municipal Agency,
                    3.50%, 9/21/09                                   41,896,634
--------------------------------------------------------------------------------

GERMANY -- 11.3%
--------------------------------------------------------------------------------
EURO    27,400,000  DEPFA Deutsche
                    Pfandbriefbank AG,
                    5.50%, 2/12/08                                   40,113,094
--------------------------------------------------------------------------------
EURO    26,050,000  Eurohypo AG,
                    5.25%, 9/21/07                                   37,644,510
--------------------------------------------------------------------------------
EURO    25,200,000  Kreditanstalt fuer
                    Wiederaufbau,
                    5.25%, 1/4/10                                    37,557,911
--------------------------------------------------------------------------------
                                                                    115,315,515
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

International Bond - Schedule of Investments

DECEMBER 31, 2004

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 6.6%
--------------------------------------------------------------------------------
GBP      5,000,000  European Investment
                    Bank, 4.50%,
                    10/23/08                                     $    9,508,056
--------------------------------------------------------------------------------
GBP      3,550,000  European Investment
                    Bank, 5.50%,
                    12/7/09                                           7,024,116
--------------------------------------------------------------------------------
EURO    11,700,000  European Investment
                    Bank, 5.625%,
                    10/15/10                                         17,851,639
--------------------------------------------------------------------------------
GBP      4,920,000  European Investment
                    Bank, 6.25%,
                    4/15/14                                          10,412,231
--------------------------------------------------------------------------------
GBP      3,430,000  International Bank
                    for Reconstruction &
                    Development (the
                    World Bank),
                    6.125%, 12/7/09                                   6,955,631
--------------------------------------------------------------------------------
GBP      6,300,000  International Bank
                    for Reconstruction &
                    Development (the
                    World Bank),
                    5.375%, 1/15/14                                  12,541,837
--------------------------------------------------------------------------------
GBP      1,600,000  International Finance
                    Corp., 5.375%,
                    12/7/28                                           3,334,168
--------------------------------------------------------------------------------
                                                                     67,627,678
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------

NETHERLANDS -- 2.4%
--------------------------------------------------------------------------------
EURO    18,000,000  NV Bank Nederlandse
                    Gemeenten, 3.25%,
                    10/29/09                                     $   24,542,075
--------------------------------------------------------------------------------

TOTAL CORPORATE BONDS
(Cost $221,459,122)                                                 249,381,902
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.2%

UNITED STATES - 5.2%
--------------------------------------------------------------------------------
USD     53,450,000  FHLB Discount Notes,
                    1.25%, 1/3/05(1)                                 53,446,288
(Cost $53,446,288)
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 97.3%
(Cost $882,887,606)                                                 993,719,486
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 2.7%                                 27,107,462
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $1,020,826,948
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                                   Unrealized
       Contracts to Sell      Settlement Date         Value        Gain (Loss)
--------------------------------------------------------------------------------
   309,980,000  JPY for AUD        1/28/05        $  3,034,145    $    12,138
--------------------------------------------------------------------------------
     6,939,687  EURO for GBP       1/28/05           9,426,900       (228,721)
--------------------------------------------------------------------------------
     1,410,000  GBP for CAD        1/28/05           2,699,910       (117,505)
--------------------------------------------------------------------------------
     3,364,350  AUD for USD        1/28/05           2,626,282        (29,626)
--------------------------------------------------------------------------------
     7,931,100  AUD for USD        1/28/05           6,191,183         11,651
--------------------------------------------------------------------------------
     2,666,024  CAD for USD        1/28/05           2,222,868         15,570
--------------------------------------------------------------------------------
     8,927,137  CAD for USD        1/28/05           7,443,237         66,763
--------------------------------------------------------------------------------
       716,164  CAD for USD        1/28/05             597,121          6,376
--------------------------------------------------------------------------------
       967,296  CHF for USD        1/28/05             850,556         (2,389)
--------------------------------------------------------------------------------
   109,063,020  DKK for USD        1/28/05          19,909,887       (730,599)
--------------------------------------------------------------------------------
    62,706,860  EURO for USD       1/28/05          85,181,258     (2,949,123)
--------------------------------------------------------------------------------
    28,007,432  EURO for USD       1/28/05          38,045,411       (631,790)
--------------------------------------------------------------------------------
       750,561  EURO for USD       1/28/05           1,019,565        (69,222)
--------------------------------------------------------------------------------
     2,852,195  EURO for USD       1/28/05           3,874,434       (162,587)
--------------------------------------------------------------------------------
     5,012,353  EURO for USD       1/28/05           6,808,802       (158,461)
--------------------------------------------------------------------------------
     4,803,480  EURO for USD       1/28/05           6,525,067       (146,286)
--------------------------------------------------------------------------------
 1,903,690,445  JPY for USD        1/28/05          18,633,707       (258,317)
--------------------------------------------------------------------------------
    40,119,078  SEK for USD        1/28/05           6,043,651       (176,573)
--------------------------------------------------------------------------------
                                                  $221,133,984    $(5,548,701)
                                               =================================

(Value on Settlement Date $215,585,283)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's investments against declines in foreign currencies (also known as hedging) or to increase exposure to a foreign currency, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another. The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

See Notes to Financial Statements.                                  (continued)

------

International Bond - Schedule of Investments

DECEMBER 31, 2004

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS* (CONTINUED)
                                                                   Unrealized
       Contracts to Buy       Settlement Date         Value        Gain (Loss)
--------------------------------------------------------------------------------
     3,855,569  AUD for JPY        1/28/05        $  3,009,739     $  (36,546)
--------------------------------------------------------------------------------
     4,855,838  GBP for EURO       1/28/05           9,298,102         99,925
--------------------------------------------------------------------------------
     3,112,702  CAD for GBP        1/28/05           2,595,298         12,893
--------------------------------------------------------------------------------
    33,322,066  CAD for USD        1/28/05          27,783,153        566,137
--------------------------------------------------------------------------------
     3,271,403  CAD for USD        1/28/05           2,727,619         52,058
--------------------------------------------------------------------------------
       967,296  CHF for USD        1/28/05             850,556         12,490
--------------------------------------------------------------------------------
       447,743  EURO for USD       1/28/05             608,216          2,932
--------------------------------------------------------------------------------
     4,104,323  EURO for USD       1/28/05           5,575,330        215,330
--------------------------------------------------------------------------------
    31,488,265  EURO for USD       1/28/05          42,773,790      1,086,298
--------------------------------------------------------------------------------
     2,370,000  EURO for USD       1/28/05           3,219,418         51,984
--------------------------------------------------------------------------------
     8,190,000  EURO for USD       1/28/05          11,125,330        128,945
--------------------------------------------------------------------------------
     1,693,304  GBP for USD        1/28/05           3,242,389         76,379
--------------------------------------------------------------------------------
     6,290,794  GBP for USD        1/28/05          12,045,798        159,606
--------------------------------------------------------------------------------
     3,672,238  GBP for USD        1/28/05           7,031,709        (28,383)
--------------------------------------------------------------------------------
     7,318,805  GBP for USD        1/28/05          14,014,265        321,646
--------------------------------------------------------------------------------
       930,000  GBP for USD        1/28/05           1,780,792         (1,256)
--------------------------------------------------------------------------------
   549,491,120  JPY for USD        1/28/05           5,378,530         18,530
--------------------------------------------------------------------------------
   304,213,860  JPY for USD        1/28/05           2,977,707         87,707
--------------------------------------------------------------------------------
   326,225,350  JPY for USD        1/28/05           3,193,160          3,160
--------------------------------------------------------------------------------
 6,013,292,480  JPY for USD        1/28/05          58,859,323         19,867
--------------------------------------------------------------------------------
   810,410,930  JPY for USD        1/28/05           7,932,466        132,466
--------------------------------------------------------------------------------
   386,820,200  JPY for USD        1/28/05           3,786,274         86,274
--------------------------------------------------------------------------------
     2,444,000  NZD for USD        1/28/05           1,746,908         11,350
--------------------------------------------------------------------------------
     1,866,000  NZD for USD        1/28/05           1,333,768          8,908
--------------------------------------------------------------------------------
    29,847,156  SEK for USD        1/28/05           4,496,259         47,104
--------------------------------------------------------------------------------
    33,743,200  SEK for USD        1/28/05           5,083,170            751
--------------------------------------------------------------------------------
                                                  $242,469,069     $3,136,555
                                               =================================

(Value on Settlement Date $239,332,514)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's investments against declines in foreign currencies (also known as hedging) or to increase exposure to a foreign currency, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another. The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar                  JPY = Japanese Yen
CAD = Canadian Dollar                    NZD = New Zealand Dollar
CHF = Swiss Franc                        SEK = Swedish Krona
DKK = Danish Krone                       USD = United States Dollar
FHLB = Federal Home Loan Bank            (1) The rate indicated is the yield to
GBP = British Pound                          maturity at purchase.

See Notes to Financial Statements.

------

Statement of Assets and Liabilities

DECEMBER 31, 2004
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $882,887,606)          $  993,719,486
--------------------------------------------------------------
Cash                                                                    95,058
--------------------------------------------------------------
Foreign currency holdings, at value (cost of $9,960,356)             9,915,912
--------------------------------------------------------------
Receivable for forward foreign currency exchange contracts           3,315,238
--------------------------------------------------------------
Receivable for capital shares sold                                   9,699,854
--------------------------------------------------------------
Interest receivable                                                 21,611,397
--------------------------------------------------------------------------------
                                                                 1,038,356,945
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                   10,805,323
--------------------------------------------------------------
Payable for forward foreign currency exchange contracts              5,727,384
--------------------------------------------------------------
Payable for capital shares redeemed                                    325,404
--------------------------------------------------------------
Accrued management fees                                                654,316
--------------------------------------------------------------
Distribution fees payable                                                8,785
--------------------------------------------------------------
Service fees payable                                                     8,785
--------------------------------------------------------------------------------
                                                                    17,529,997
--------------------------------------------------------------------------------

NET ASSETS                                                      $1,020,826,948
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid-in                                                 $  893,429,508
--------------------------------------------------------------
Undistributed net investment income                                 16,603,301
--------------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                    1,286,780
--------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                    109,507,359
--------------------------------------------------------------------------------
                                                                $1,020,826,948
================================================================================

INVESTOR CLASS
--------------------------------------------------------------------------------
Net assets                                                        $976,827,941
--------------------------------------------------------------
Shares outstanding                                                  66,159,233
--------------------------------------------------------------
Net asset value per share                                               $14.76
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Net assets                                                          $1,263,305
--------------------------------------------------------------
Shares outstanding                                                      85,530
--------------------------------------------------------------
Net asset value per share                                               $14.77
--------------------------------------------------------------------------------

ADVISOR CLASS
--------------------------------------------------------------------------------
Net assets                                                         $42,735,702
--------------------------------------------------------------
Shares outstanding                                                   2,898,108
--------------------------------------------------------------
Net asset value per share                                               $14.75
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------

Statement of Operations

YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Interest (net of foreign taxes withheld $61,029)                   $24,497,402
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                      5,792,890
--------------------------------------------------------------
Distribution fees -- Advisor Class                                      78,595
--------------------------------------------------------------
Service fees -- Advisor Class                                           78,595
--------------------------------------------------------------
Trustees' fees and expenses                                             72,629
--------------------------------------------------------------
Other expenses                                                           5,942
--------------------------------------------------------------------------------
                                                                     6,028,651
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               18,468,751
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
--------------------------------------------------------------
Investment transactions                                              3,713,596
--------------------------------------------------------------
Foreign currency transactions                                       32,594,485
--------------------------------------------------------------------------------
                                                                    36,308,081
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
--------------------------------------------------------------
Investments                                                         18,692,224
--------------------------------------------------------------
Translation of assets and liabilities in foreign currencies         20,697,244
--------------------------------------------------------------------------------
                                                                    39,389,468
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                    75,697,549
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $94,166,300
================================================================================

See Notes to Financial Statements.

------

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               2004              2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                          $   18,468,751     $ 14,059,244
--------------------------------------------
Net realized gain                                  36,308,081       28,587,322
--------------------------------------------
Change in net unrealized appreciation              39,389,468       44,366,484
--------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          94,166,300       87,013,050
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Investor Class                                  (12,226,892)     (13,511,035)
--------------------------------------------
  Institutional Class                                 (11,715)              --
--------------------------------------------
  Advisor Class                                      (534,099)        (422,220)
--------------------------------------------
From net realized gains:
--------------------------------------------
  Investor Class                                  (24,424,453)     (27,492,399)
--------------------------------------------
  Institutional Class                                 (23,556)              --
--------------------------------------------
  Advisor Class                                    (1,072,872)        (870,833)
--------------------------------------------------------------------------------
Decrease in net assets from distributions         (38,293,587)     (42,296,487)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets
from capital share transactions                   321,159,940      280,394,380
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                        377,032,653      325,110,943

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               643,794,295      318,683,352
--------------------------------------------------------------------------------
End of period                                  $1,020,826,948     $643,794,295
================================================================================

Undistributed net investment income               $16,603,301       $1,426,892
================================================================================

See Notes to Financial Statements.

------

Notes to Financial Statements

DECEMBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality debt securities, substantially all of which are nondollar-denominated foreign government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class commenced on August 2, 2004.

SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact the fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a
Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category Fee range from 0.4925% to
0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2500% to
0.3100%. The Institutional Class and the Advisor Class is 0.2000% and 0.2500%,
respectively, less at each point within the Complex Fee range. The effective annual management fee for the fund for the year ended December 31, 2004 was
0.82%, 0.62% and 0.57% for the Investor, Institutional and Advisor Classes,
respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2004, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2004

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2004, were $973,659,120 and $687,570,548, respectively.

4. CAPITAL SHARE TRANSACTIONS

The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                     SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------
Sold                                               47,993,169    $ 675,846,991
------------------------------------------------
Issued in reinvestment of distributions             1,995,138       28,736,799
------------------------------------------------
Redeemed                                          (29,463,343)    (403,535,285)
--------------------------------------------------------------------------------
Net increase                                       20,524,964    $ 301,048,505
================================================================================

YEAR ENDED DECEMBER 31, 2003
------------------------------------------------
Sold                                               58,294,262    $ 763,965,167
------------------------------------------------
Issued in reinvestment of distributions             2,529,876       34,452,587
------------------------------------------------
Redeemed                                          (41,073,613)    (535,200,227)
--------------------------------------------------------------------------------
Net increase                                       19,750,525    $ 263,217,527
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

PERIOD ENDED DECEMBER 31, 2004(1)
------------------------------------------------
Sold                                                   87,758       $1,253,555
------------------------------------------------
Issued in reinvestment of distributions                   170            2,476
------------------------------------------------
Redeemed                                               (2,398)         (35,204)
--------------------------------------------------------------------------------
Net increase                                           85,530       $1,220,827
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------
Sold                                                1,832,224      $25,482,888
------------------------------------------------
Issued in reinvestment of distributions                97,856        1,407,282
------------------------------------------------
Redeemed                                             (583,641)      (7,999,562)
--------------------------------------------------------------------------------
Net increase                                        1,346,439      $18,890,608
================================================================================

YEAR ENDED DECEMBER 31, 2003
------------------------------------------------
Sold                                                1,505,909      $19,998,856
------------------------------------------------
Issued in reinvestment of distributions                93,733        1,278,566
------------------------------------------------
Redeemed                                             (310,436)      (4,100,569)
--------------------------------------------------------------------------------
Net increase                                        1,289,206      $17,176,853
================================================================================

(1) August 2, 2004 (commencement of sale) through December 31, 2004.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2004

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $575,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$650,000,000 effective December 15, 2004. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2004.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                      2004             2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                   $36,394,564      $39,741,884
--------------------------------------------------------------------------------
Long-term capital gains                            $1,899,023       $2,554,603
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $883,437,334
================================================================================
Gross tax appreciation of investments                             $110,359,202
---------------------------------------------------------------
Gross tax depreciation of investments                                  (77,050)
--------------------------------------------------------------------------------
Net tax appreciation of investments                               $110,282,152
================================================================================
Net tax appreciation on derivatives and translation
of assets and liabilities in foreign currencies                   $    357,026
--------------------------------------------------------------------------------
Net tax appreciation                                              $110,639,178
================================================================================
Undistributed ordinary income                                      $16,349,341
---------------------------------------------------------------
Accumulated long-term gains                                           $408,921
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2004

8. SUBSEQUENT EVENT

Effective January 1, 2005, American Century Services Corporation's name will change to American Century Services, LLC.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code. During the fiscal year ended December 31, 2004, the fund distributed $1,899,023, which was designated as capital gains dividends.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                            INVESTOR CLASS
--------------------------------------------------------------------------------
                             2004      2003       2002      2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $13.64     $12.19     $10.08    $10.25     $10.55
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income(1)                  0.36       0.37       0.36      0.39       0.38
------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.40       2.03       2.01     (0.56)     (0.51)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      1.76       2.40       2.37     (0.17)     (0.13)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income         (0.21)     (0.31)     (0.26)       --      (0.11)
------------------------
  From Net
  Realized Gains            (0.43)     (0.64)        --        --      (0.06)
--------------------------------------------------------------------------------
  Total Distributions       (0.64)     (0.95)     (0.26)       --      (0.17)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $14.76     $13.64     $12.19    $10.08     $10.25
================================================================================
  TOTAL RETURN(2)           13.10%     19.91%     23.53%    (1.66)%    (1.20)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   0.83%      0.84%      0.85%      0.86%      0.87%
------------------------
Ratio of Net
Investment Income
to Average Net Assets        2.60%      2.80%      3.28%      3.87%      3.85%
------------------------
Portfolio
Turnover Rate                 104%       112%       137%       147%       221%
------------------------
Net Assets,
End of Period
(in thousands)            $976,828   $622,657   $315,491   $115,172   $111,320
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Period Ended December 31
--------------------------------------------------------------------------------
                                                                 INSTITUTIONAL
                                                                     CLASS
--------------------------------------------------------------------------------
                                                                    2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $13.37
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------
  Net Investment Income(2)                                            0.17
-----------------------------------------------------------------
  Net Realized and Unrealized Gain                                    1.84
--------------------------------------------------------------------------------
  Total From Investment Operations                                    2.01
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------
  From Net Investment Income                                         (0.18)
-----------------------------------------------------------------
  From Net Realized Gains                                            (0.43)
--------------------------------------------------------------------------------
  Total Distributions                                                (0.61)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $14.77
================================================================================
  TOTAL RETURN(3)                                                    15.25%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                  0.63%(4)
-----------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets               2.88%(4)
-----------------------------------------------------------------
Portfolio Turnover Rate                                             104%(5)
-----------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $1,263
--------------------------------------------------------------------------------

(1) August 2, 2004 (inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                             ADVISOR CLASS
--------------------------------------------------------------------------------
                            2004       2003       2002      2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $13.62     $12.16     $10.03    $10.23     $10.52
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income(1)                  0.32       0.29       0.33      0.36       0.35
------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.42       2.08       2.00     (0.56)     (0.50)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      1.74       2.37       2.33     (0.20)     (0.15)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income         (0.18)     (0.27)     (0.20)       --      (0.08)
------------------------
  From Net
  Realized Gains            (0.43)     (0.64)        --        --      (0.06)
--------------------------------------------------------------------------------
  Total Distributions       (0.61)     (0.91)     (0.20)       --      (0.14)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $14.75     $13.62     $12.16    $10.03     $10.23
================================================================================
  TOTAL RETURN(2)           12.93%     19.60%     23.24%    (1.96)%    (1.35)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   1.08%      1.09%      1.10%      1.11%      1.12%
------------------------
Ratio of Net
Investment Income
to Average Net Assets        2.35%      2.55%      3.03%      3.62%      3.60%
------------------------
Portfolio
Turnover Rate                 104%       112%       137%       147%       221%
------------------------
Net Assets,
End of Period
(in thousands)             $42,736    $21,137     $3,192     $1,983       $918
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the sole fund comprising the American Century International Bond Funds, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 23, 2005

------

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. The independent trustees have extended the mandatory retirement age of Mr. Eisenstat to 75. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004.
Those listed as interested trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other trustees (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The trustees serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1930

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Private Investor

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present);
Independent Director, Commercial Metals (1983 to 2001)
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Advisory Board Member

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

(continued)

------

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Lead Trustee

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1957

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, L.L.C.
(1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1941

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1928

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 32

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1947

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Trustee

LENGTH OF TIME SERVED (YEARS): 19

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

(continued)

------

Management

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 33

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustee."
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Chairman, American Century Ventures, Inc. (April 2004 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACIM, ACIS and ACSC (September 1985 to
present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------

(continued)

------

Management

OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1964

POSITION(S) HELD WITH FUND: Controller(1)

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the fund's trustees and is available without charge upon request by calling 1-800-345-2021.

------

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class and Advisor Class. The total expense ratio for Advisor Class shares is higher than that of Investor Class shares. The total expense ratio for
Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (JPM GTGBI) is a
market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America,
Europe, Asia, and Australia.

Since January 1998, the FUND BENCHMARK has been the JPM GTGBI with the U.S.
excluded and Japan weighted at 15%.

Prior to January 1998, the FUND BENCHMARK was the J.P. Morgan ECU-Weighted
European Index.

------

Notes

------

Notes

------

Notes

------

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2005 American Century Proprietary Holdings, Inc. All rights reserved.

0502
SH-ANN-41846N

ITEM 2.   CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as Exhibit 10(a) to American Century Mutual Fund,  Inc.'s Annual
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-0816,  on
          December 23, 2003, and is incorporated herein by reference.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Albert  Eisenstat  is  the  registrant's  designated  audit  committee financial expert. He is "independent" as defined in Item 3 of Form
          N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

          The  aggregate  fees billed for each of the last two fiscal  years for professional  services rendered by the principal accountant for the audit of the registrant's annual financial  statements or services that are normally provided by the  accountant  in  connection  with  statutory  and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2003:  $20,076
          FY 2004:  $26,851

(b)       Audit-Related Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for assurance and related  services by the principal  accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0
          FY 2004:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(c)       Tax Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for professional  services rendered by the principal  accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2003:  $4,200
          FY 2004:  $4,324

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(d)       All Other Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for products  and  services  provided by the  principal  accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0
          FY 2004:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2003:  $89,650
          FY 2004:  $159,324

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE  OF PROXY VOTING POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As of the end of the  reporting  period,  the  registrant  did not have in place procedures  by which  shareholders  may recommend  nominees to the  registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed as  Exhibit  10(a)  to  American  Century  Mutual  Fund,  Inc.'s
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-3706,  on
          December 23, 2003.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:      /s/ William M. Lyons
         -------------------------------------------------------
         Name:    William M. Lyons
         Title:   President

Date:    March 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ William M. Lyons
         -------------------------------------------------------
         Name:    William M. Lyons
         Title:   President
                 (principal executive officer)

Date:    March 1, 2005

By:      /s/ Maryanne L. Roepke
         -------------------------------------------------------
         Name:    Maryanne L. Roepke
         Title:   Sr. Vice President, Treasurer, and
                  Chief Accounting Officer
                  (principal financial officer)

Date:    March 1, 2005